EXHIBIT 24

POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K

TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION

We, the undersigned Directors of Wesbanco, Inc., hereby severally constitute and appoint Christopher V. Criss and/or Todd F. Clossin, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of Wesbanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 2019 and any and all amendments thereto in our names and behalf in our capacities as Directors of Wesbanco to enable Wesbanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of Wesbanco has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Stephen J. Callen	Director	February 28, 2020
Stephen J. Callen

/s/ James W. Cornelsen	Director	February 28, 2020
James W. Cornelsen

/s/ Michael J. Crawford	Director	February 28, 2020
Michael J. Crawford

/s/ Abigail M. Feinknopf	Director	February 28, 2020
Abigail M. Feinknopf

/s/ Robert J. Fitzsimmons	Director	February 28, 2020
Robert J. Fitzsimmons

/s/ Denise Knouse-Snyder	Director	February 28, 2020
Denise Knouse-Snyder

/s/ D. Bruce Knox	Director	February 28, 2020
D. Bruce Knox

/s/ Lisa A. Knutson	Director	February 28, 2020
Lisa A. Knutson

/s/ Gary L. Libs	Director	February 28, 2020
Gary L. Libs

/s/ Jay T. McCamic	Director	February 28, 2020
Jay T. McCamic

Director
F. Eric Nelson, Jr.

/s/ Ronald W. Owen	Director	February 28, 2020
Ronald W. Owen

/s/ Gregory S. Proctor, Jr.	Director	February 28, 2020
Gregory S. Proctor, Jr.

/s/ Joseph R. Robinson	Director	February 28, 2020
Joseph R. Robinson

/s/ Kerry M. Stemler	Director	February 28, 2020
Kerry M. Stemler

/s/ Reed J. Tanner	Director	February 28, 2020
Reed J. Tanner

/s/ Charlotte A. Zuschlag	Director	February 28, 2020
Charlotte A. Zuschlag